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                                                  DECLARATIONS
          CHUBB GROUP OF INSURANCE COMPANIES      FINANCIAL INSTITUTION
                                                  INVESTMENT COMPANY ASSET
                                                  PROTECTION BOND

15 Mountain View Road, Warren, New Jersey 07059



NAME OF ASSURED (including its SUBSIDIARIES):  Bond Number: 81906702


OLD MUTUAL (US) HOLDINGS INC.

                                               FEDERAL INSURANCE COMPANY

200 CLARENDON STREET, 53RD FL
BOSTON, MA 02116
                                               Incorporated under the laws
                                               of Indiana a stock insurance
                                               company herein called the COMPANY
                                               Capital Center, 251 North
                                               Illinois, Suite 1100
                                               Indianapolis, IN
                                               46204-1927
--------------------------------------------------------------------------------

ITEM 1.  BOND PERIOD:              from  12:01 a.m. on May 1, 2009

                                     to  12:01 a.m. on May 1, 2010


ITEM 2.  LIMITS OF LIABILITY--DEDUCTIBLE AMOUNTS:


          If "Not Covered" is inserted below opposite any specified INSURING CLAUSE, such INSURING CLAUSE and any other reference shall be deemed to be deleted. THERE SHALL BE NO DEDUCTIBLE APPLICABLE TO ANY
       LOSS UNDER INSURING CLAUSE 1. SUSTAINED BY ANY INVESTMENT COMPANY.



                                                                                          DEDUCTIBLE

         INSURING CLAUSE                                          LIMIT OF LIABILITY                         AMOUNT


             1.  Employee                                         $       1,800,000       $    -0-

             2.  On Premises                                      $       1,800,000       $                  10,000

             3.  In Transit                                       $       1,800,000       $                  10,000

             4.  Forgery or Alteration                            $       1,800,000       $                  10,000

             5.  Extended Forgery                                 $       1,800,000       $                  10,000

             6.  Counterfeit Money                                $       1,800,000       $                  10,000

             7.  Threats to Person                                $       1,800,000       $                  10,000

             8.  Computer System                                  $       1,800,000       $                  10,000

             9.  Voice Initiated Funds Transfer Instruction       $       1,800,000       $                  10,000

            10.  Uncollectible Items of Deposit                   $       1,800,000       $                  10,000

            11.  Audit Expense                                    $       1,000,000       $                  10,000

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ITEM 3.  THE LIABILITY OF THE COMPANY IS ALSO SUBJECT TO THE TERMS OF THE
FOLLOWING ENDORSEMENTS EXECUTED SIMULTANEOUSLY HEREWITH:


          1) Name of Assured Endorsement, 2) Compliance With Applicable Trade Sanction Laws 3) Deleting Valuation & Amending
               Change/Modification,       4)      Termination-Non-Renewal-Notice
               Endorsement, 5) Non-Registered Funds Endorsement


IN WITNESS WHEREOF, THE COMPANY has caused this Bond to be signed by its authorized officers, but it shall not be valid unless also signed by an authorized representative of the Company.


               The COMPANY, in consideration of payment of the required premium, and in reliance on the APPLICATION and all other statements made and information furnished to the COMPANY by the ASSURED, and subject to the DECLARATIONS made a part of this Bond and to all other terms and conditions of this Bond, agrees to pay the ASSURED for:
-------------------------------------------------------------------------------

INSURING CLAUSES



EMPLOYEE               1.   Loss resulting directly from LARCENY or EMBEZZLEMENT
                            committed by any EMPLOYEE, alone or in collusion with others.


ON PREMISES            2.   Loss of PROPERTY resulting directly from robbery,
                            burglary, false pretenses, common law or statutory larceny, misplacement, mysterious unexplainable disappearance, damage, destruction or removal, from the possession, custody or control of the ASSURED, while such PROPERTY is lodged or deposited at premises located anywhere.


IN TRANSIT             3.   Loss of PROPERTY resulting directly from common law
                            or statutory larceny, misplacement, mysterious unexplainable disappearance, damage or destruction, while the PROPERTY is in transit anywhere:

                              a. in an armored motor vehicle, including loading and unloading thereof,

                              b. in the custody of a natural person acting as a messenger of the ASSURED, or

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                              c.      in  the  custody  of  a   TRANSPORTATION
                                      COMPANY  and  being   transported  in  a
                                      conveyance other than an armored motor vehicle provided, however, that covered PROPERTY transported in such manner is limited to the following:

                                        (1)     written records,

                                        (2)     securities      issued      in
                                                registered form, which are not
                                                endorsed   or  are restrictively
                                                endorsed, or

                                        (3)     negotiable   instruments   not
                                                payable to  bearer,  which are
                                                not     endorsed     or    are
                                                restrictively endorsed.


                                        Coverage  under  this  INSURING   CLAUSE
                                        begins  immediately  on the  receipt  of
                                        such  PROPERTY by the natural  person or
                                        TRANSPORTATION    COMPANY    and    ends
                                        immediately  on delivery to the premises
                                        of    the    addressee    or   to    any
                                        representative of the addressee located anywhere.




INSURING CLAUSES
(CONTINUED)



FORGERY OR ALTERATION  4. Loss resulting directly from:

                              a. FORGERY on, or fraudulent material alteration of, any bills of exchange,
                                        checks,       drafts,       acceptances,
                                        certificates  of  deposits,   promissory
                                        notes, due bills,  money orders,  orders
                                        upon  public   treasuries,   letters  of
                                        credit, other written promises, orders or directions to pay sums certain in money, or receipts for the withdrawal of PROPERTY, or

                              b. transferring, paying or delivering any funds or other PROPERTY, or establishing any credit or giving any value in reliance on any written instructions, advices or applications directed to the ASSURED authorizing or acknowledging the transfer, payment, delivery or receipt of funds or other PROPERTY, which instructions, advices or applications fraudulently purport to bear the handwritten signature of any customer of the ASSURED, or shareholder or subscriber to shares of an INVESTMENT COMPANY, or of any financial institution or EMPLOYEE but which instructions, advices or applications either bear a FORGERY or have been fraudulently materially altered without the knowledge and consent of such customer, shareholder, subscriber, financial institution or EMPLOYEE;

                                        excluding,  however, under this INSURING
                                        CLAUSE any loss covered  under  INSURING
                                        CLAUSE 5. of this  Bond,  whether or not
                                        coverage  for  INSURING   CLAUSE  5.  is
                                        provided for in the DECLARATIONS of this Bond.

                                        For the purpose of this INSURING CLAUSE, a mechanically reproduced facsimile signature is treated the same as a handwritten signature.


EXTENDED FORGERY       5.   Loss resulting directly from the ASSURED having, in
                            good faith, and in the ordinary course of business, for its own account or the account of others in any capacity:


                              a.        acquired,   accepted  or   received,
                                        accepted or received, sold or delivered, or given value, extended credit or assumed liability, in reliance on any original SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS which prove to:

                                        (1)     bear    a    FORGERY    or   a
                                                fraudulently material
                                                alteration,


                                        (2)     have been lost or stolen, or


                                        (3)     be COUNTERFEIT, or


                              b. guaranteed in writing or witnessed any signatures on any transfer, assignment, bill of sale, power of attorney, guarantee, endorsement or other obligation upon or in connection with any SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS.

                                        Actual    physical    possession,    and
                                        continued actual physical  possession if
                                        taken as collateral, of such SECURITIES,
                                        DOCUMENTS OR OTHER  WRITTEN  INSTRUMENTS
                                        by an EMPLOYEE,  CUSTODIAN, or a Federal
                                        or State chartered  deposit  institution
                                        of the ASSURED is a condition  precedent
                                        to the  ASSURED  having  relied  on such
                                        items.   Release   or   return  of  such
                                        collateral is an acknowledgment by the ASSURED that it no longer relies on such collateral.

INSURING CLAUSES


EXTENDED FORGERY                        For the purpose of this INSURING CLAUSE,
(CONTINUED)                             a mechanically reproduced facsimile
                                        signature is treated the same as a
                                        handwritten signature.

COUNTERFEIT MONEY      6.   Loss resulting directly from the receipt by the
                            ASSURED in good faith of any COUNTERFEIT money.



THREATS TO PERSON      7.   Loss resulting directly from surrender of PROPERTY
                            away from an office of the ASSURED as a result of a threat communicated to the ASSURED to do bodily harm to an EMPLOYEE as defined in Section 1.e. (1),
                            (2) and (5), a RELATIVE or invitee of such EMPLOYEE, or a resident of the household of such EMPLOYEE, who

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                             is, or allegedly is, being held captive  provided,
                             however,  that  prior  to the  surrender  of  such
                             PROPERTY:


                              a. the EMPLOYEE who receives the threat has made a reasonable effort to notify an officer of the ASSURED who is not involved in such threat, and


                              b. the ASSURED has made a reasonable effort to notify the Federal Bureau of Investigation and local law enforcement authorities concerning such threat.


                              It is agreed that for purposes of this INSURING CLAUSE, any EMPLOYEE of the ASSURED, as set forth in the preceding paragraph, shall be deemed to be an ASSURED hereunder, but only with respect to the surrender of money, securities and other tangible personal property in which such EMPLOYEE has a legal or equitable interest.

COMPUTER SYSTEM        8.   Loss resulting directly from fraudulent:

                              a.        entries of data into, or

                              b. changes of data elements or programs within, a COMPUTER SYSTEM, provided the fraudulent entry or change causes:

                                        (1)       funds or other  property to be
                                                  transferred,      paid      or
                                                  delivered,

                                        (2)       an account  of the  ASSURED or
                                                  of its  customer  to be added,
                                                  deleted,  debited or credited,
                                                  or

                                        (3)       an  unauthorized  account or a
                                                  fictitious   account   to   be
                                                  debited or credited.


INSURING CLAUSES
(CONTINUED)



VOICE INITIATED FUNDS    9.   Loss resulting directly from VOICE INITIATED FUNDS
TRANSFER INSTRUCTION          TRANSFER INSTRUCTION directed to the ASSURED
                              authorizing the transfer of dividends or redemption proceeds of INVESTMENT COMPANY shares from a CUSTOMER'S account, provided such VOICE
                              INITIATED FUNDS TRANSFER INSTRUCTION was:


                              a. received at the ASSURED'S offices by those EMPLOYEES of the ASSURED specifically authorized to receive the VOICE INITIATED FUNDS TRANSFER INSTRUCTION,

                              b. made by a person purporting to be a CUSTOMER, and

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                                                                Page 6 of 35




                              c. made by said person for the purpose of causing the ASSURED or CUSTOMER to sustain a loss or making an improper personal financial gain for such person or any other person.


                              In order for coverage to apply under this INSURING CLAUSE, all VOICE INITIATED FUNDS TRANSFER INSTRUCTIONS must be received and processed in accordance with the Designated Procedures outlined in the APPLICATION furnished to the COMPANY.



UNCOLLECTIBLE ITEMS OF   10. Loss resulting directly from the ASSURED having
DEPOSIT credited an account of a customer, shareholder or subscriber on the faith of any ITEMS OF DEPOSIT which prove to be uncollectible, provided that the crediting of such account causes:

                              a.        redemptions   or   withdrawals   to   be
                                        permitted,

                              b.        shares to be issued, or

                              c.        dividends to be paid,

                              from an account of an INVESTMENT COMPANY.

                              In order for coverage to apply under this INSURING CLAUSE, the ASSURED must hold ITEMS OF DEPOSIT for the minimum number of days stated in the APPLICATION before permitting any redemptions or withdrawals, issuing any shares or paying any dividends with respect to such ITEMS OF DEPOSIT.

                              ITEMS OF DEPOSIT shall not be deemed uncollectible until the ASSURED'S standard collection procedures have failed.

AUDIT EXPENSE            11.  Expense incurred by the ASSURED for that part of
                              the cost of audits or examinations required by any governmental regulatory authority or self-regulatory organization to be conducted by such authority, organization or their appointee by reason of the discovery of loss sustained by the ASSURED and covered by this Bond.


GENERAL AGREEMENTS



ADDITIONAL COMPANIES    A.    If more than one corporation, or INVESTMENT
INCLUDED AS ASSURED           COMPANY, or any combination of them is included
                              as the ASSURED herein:

                                        (1)       The  total  liability  of  the
                                                  COMPANY  under  this  Bond for
                                                  loss or  losses

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                                                                Page 7 of 35

                                                  sustained  by any  one or more
                                                  or all of them  shall  not
                                                  exceed  the  limit for which
                                                  the COMPANY  would be liable
                                                  under this   Bond  if  all
                                                  such   loss   were sustained
                                                  by any one of them.

                                        (2)       Only the first  named  ASSURED
                                                  shall be deemed to be the sole
                                                  agent  of the  others  for all
                                                  purposes   under   this  Bond,
                                                  including  but not  limited to
                                                  the giving or receiving of any
                                                  notice or proof required to be
                                                  given and for the  purpose  of
                                                  effecting  or  accepting   any
                                                  amendments  to or  termination
                                                  of  this  Bond.   The  COMPANY
                                                  shall      furnish      each
                                                  INVESTMENT   COMPANY   with a
                                                  copy  of the  Bond  and  with
                                                  any    amendment     thereto,
                                                  together with  a copy of each
                                                  formal   filing   of  claim by
                                                  any  other  named  ASSURED and
                                                  notification  of  the terms of
                                                  the   settlement  of each such
                                                  claim  prior  to the execution
                                                  of such settlement.

                                        (3)       The   COMPANY   shall  not  be
                                                  responsible   for  the  proper
                                                  application   of  any  payment
                                                  made  hereunder  to the  first
                                                  named ASSURED.

                                        (4)       Knowledge     possessed     or
                                                  discovery made by any partner,
                                                  director,  trustee, officer or
                                                  supervisory  employee  of  any
                                                  ASSURED    shall    constitute
                                                  knowledge  or discovery by all
                                                  the  ASSUREDS for the purposes
                                                  of this Bond.

                                        (5)       If  the  first  named  ASSURED
                                                  ceases  for any  reason  to be
                                                  covered under this Bond,  then
                                                  the ASSURED  next named on the
                                                  APPLICATION  shall  thereafter
                                                  be  considered  as  the  first
                                                  named ASSURED for the purposes
                                                  of this Bond.



REPRESENTATION MADE BY   B.   The ASSURED represents that all information it has
ASSURED                       furnished in the APPLICATION for this Bond or
                              otherwise is complete, true and correct. Such
                              APPLICATION and other information constitute part of this Bond.

                              The ASSURED must promptly notify the COMPANY of any change in any fact or circumstance which materially affects the risk assumed by the COMPANY under this Bond.

                              Any intentional misrepresentation, omission, concealment or incorrect statement of a material fact, in the APPLICATION or otherwise, shall be grounds for recision of this Bond.




GENERAL AGREEMENTS
(CONTINUED)


ADDITIONAL OFFICES OR    C.   If the ASSURED, other than an INVESTMENT COMPANY,
EMPLOYEES -                   while this Bond is in force, merges or
CONSOLIDATION,                consolidates with, or purchases or acquires assets
MERGER OR PURCHASE OR         or liabilities of another institution, the
ACQUISITION OF ASSETS OR      ASSURED shall not have the coverage afforded under
LIABILITIES - NOTICE          this Bond for loss which has:
TO COMPANY

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                                                               Page 8 of 35


                                        (1)       occurred   or  will  occur  on
                                                  premises, or

                                        (2)       been  caused or will be caused
                                                  by an employee, or

                                        (3)       arisen  or will  arise  out of
                                                  the assets or liabilities,  of
                                                  such  institution,  unless the
                                                  ASSURED:

                                        a.        gives  the   COMPANY   written
                                                  notice    of    the   proposed
                                                  consolidation,    merger    or
                                                  purchase   or  acquisition  of
                                                  assets  or liabilities   prior
                                                  to   the  proposed   effective
                                                  date   of   such  action,  and

                                        b.        obtains the written consent of
                                                  the  COMPANY to extend some or
                                                  all of the  coverage  provided
                                                  by    this    Bond   to   such
                                                  additional exposure, and

                                        c.        on  obtaining   such  consent,
                                                  pays   to   the   COMPANY   an
                                                  additional premium.


CHANGE OF CONTROL -      D.   When the ASSURED learns of a change in control
NOTICE TO COMPANY             (other than in an INVESTMENT COMPANY), as set
                              forth in Section 2(a) (9) of the Investment
                              Company Act of 1940, the ASSURED shall within sixty (60) days give written notice to the COMPANY setting forth:

                                        (1)       the  names of the  transferors
                                                  and  transferees (or the names
                                                  of the  beneficial  owners  if
                                                  the  voting   securities   are
                                                  registered in another name),

                                        (2)       the  total  number  of  voting
                                                  securities    owned   by   the
                                                  transferors       and      the
                                                  transferees (or the beneficial
                                                  owners),    both   immediately
                                                  before and after the transfer,
                                                  and

                                        (3)       the     total     number    of
                                                  outstanding voting securities.
                                                  Failure  to give the  required
                                                  notice    shall    result   in
                                                  termination  of  coverage  for
                                                  any    loss     involving    a
                                                  transferee, to be effective on
                                                  the  date  of such  change  in
                                                  control.



COURT COSTS AND          E.   The COMPANY will indemnify the ASSURED for court
ATTORNEYS' FEES               costs and reasonable attorneys' fees incurred and
                              paid by the ASSURED in defense, whether or not successful, whether or not fully litigated on the merits and whether or not settled, of any claim, suit or legal proceeding with respect to which the ASSURED would be entitled to recovery under this Bond. However, with respect to INSURING CLAUSE 1., this Section shall only apply in the event that:

                                        (1)       an  EMPLOYEE  admits  to being
                                                  guilty    of     LARCENY    OR
                                                  EMBEZZLEMENT,

                                        (2)       an EMPLOYEE is  adjudicated to
                                                  be   guilty  of   LARCENY   OR
                                                  EMBEZZLEMENT, or


GENERAL AGREEMENTS


                                        (3)       in the absence of 1 or 2
                                                  above, an arbitration panel
COURT COSTS AND                                   agrees, after a review of
ATTORNEYS' FEES                                   an agreed statement of facts
(CONTINUED)                                       between the COMPANY and the
                                                  ASSURED, that an EMPLOYEE
                                                  would be found guilty of
                                                  LARCENY OR EMBEZZLEMENT if
                                                  such EMPLOYEE were prosecuted.
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                                                               Page 9 of 35


                              The ASSURED shall promptly give notice to the COMPANY of any such suit or legal proceeding and at the request of the COMPANY shall furnish copies of all pleadings and pertinent papers to the COMPANY. The COMPANY may, at its sole option, elect to conduct the defense of all or part of such legal proceeding. The defense by the COMPANY shall be in the name of the ASSURED through attorneys selected by the COMPANY. The ASSURED shall provide all reasonable information and assistance as required by the COMPANY for such defense.

                              If the COMPANY declines to defend the ASSURED, no settlement without the prior written consent of the COMPANY nor judgment against the ASSURED shall determine the existence, extent or amount of coverage under this Bond.

                              If the amount demanded in any such suit or legal proceeding is within the DEDUCTIBLE AMOUNT, if any, the COMPANY shall have no liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceeding.

                              If the amount demanded in any such suit or legal proceeding is in excess of the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings is limited to the proportion of such court costs and attorney's fees incurred that the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE bears to the total of the amount demanded in such suit or legal proceeding.

                              If the amount demanded is any such suit or legal proceeding is in excess of the DEDUCTIBLE AMOUNT, if any, but within the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings shall be limited to the proportion of such court costs or attorney's fees that the amount demanded that would be payable under this Bond after application of the DEDUCTIBLE AMOUNT, bears to the total amount demanded.

                              Amounts paid by the COMPANY for court costs and attorneys' fees shall be in addition to the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS.


CONDITIONS AND
LIMITATIONS

DEFINITIONS                   1.  As used in this Bond:

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                                                                 Page 10 of 35


                              a. COMPUTER SYSTEM means a computer and all input, output, processing, storage, off-line media libraries, and communication facilities which are connected to the computer and which are under the control and supervision of the operating system(s) or application(s) software used by the ASSURED.

                              b. COUNTERFEIT means an imitation of an actual valid original which is intended to deceive and be taken as the original.

                              c. CUSTODIAN means the institution designated by an INVESTMENT COMPANY to maintain possession and control of its assets.

                              d. CUSTOMER means an individual, corporate, partnership, trust customer, shareholder or subscriber of an INVESTMENT COMPANY which has a written agreement with the ASSURED for VOICE INITIATED FUNDS TRANSFER INSTRUCTION.

                              e.        EMPLOYEE means:


                                        (1)       an officer of the ASSURED,

                                        (2)       a natural  person while in the
                                                  regular service of the ASSURED
                                                  at any   of   the    ASSURED'S
                                                  premises    and    compensated
                                                  directly    by   the   ASSURED
                                                  through its payroll system and
                                                  subject to the  United  States
                                                  Internal  Revenue Service Form
                                                  W-2   or   equivalent   income
                                                  reporting   plans   of   other
                                                  countries,    and   whom   the
                                                  ASSURED   has  the   right  to
                                                  control  and direct both as to
                                                  the result to be  accomplished
                                                  and details and means by which
                                                  such result is accomplished in
                                                  the    performance   of   such
                                                  service,

                                        (3)       a   guest   student   pursuing
                                                  studies or  performing  duties
                                                  in  any   of   the   ASSURED'S
                                                  premises,


                                        (4)       an  attorney  retained  by the
                                                  ASSURED  and  an  employee  of
                                                  such attorney  while either is
                                                  performing  legal services for
                                                  the ASSURED,

                                        (5)       a natural  person  provided by
                                                  an  employment  contractor  to
                                                  perform  employee  duties  for
                                                  the    ASSURED    under    the
                                                  ASSURED'S  supervision  at any
                                                  of the ASSURED'S premises,

                                        (6)       an employee of an  institution
                                                  merged  or  consolidated  with
                                                  the   ASSURED   prior  to  the
                                                  effective date of this Bond,

                                        (7)       a  director  or trustee of the
                                                  ASSURED,    but   only   while
                                                  performing   acts  within  the
                                                  scope  of  the  customary  and
                                                  usual duties of any officer or
                                                  other  employee of the ASSURED
                                                  or while acting as a member of
                                                  any committee  duly elected or
                                                  appointed  to examine or audit
                                                  or have  custody  of or access
                                                  to PROPERTY of the ASSURED, or

CONDITIONS AND
LIMITATIONS



DEFINITIONS                             (8)       each  natural person, partner-
(CONTINUED)                                       ship or corporation authorized
                                                  by written agreement  with the
                                                  ASSURED to  perform   services
                                                  as  electronic  data processor
                                                  of checks or other  accounting
                                                  records related to such checks
                                                  but  only while such   person,
                                                  partnership  or corporation is
                                                  actually    performing    such
                                                  services and not:

                                        a.        creating, preparing, modifying
                                                  or  maintaining  the ASSURED'S
                                                  computer software or programs,
                                                  or

                                        b.        acting as transfer agent or in
                                                  any other  agency  capacity in
                                                  issuing   checks,   drafts  or
                                                  securities for the ASSURED,


                                        (9)       any   partner,    officer   or
                                                  employee   of  an   investment
                                                  advisor,     an    underwriter
                                                  (distributor),    a   transfer
                                                  agent      or      shareholder
                                                  accounting recordkeeper, or an
                                                  administrator,      for     an
                                                  INVESTMENT    COMPANY    while
                                                  performing  acts coming within
                                                  the scope of the customary and
                                                  usual  duties of an officer or
                                                  employee   of  an   INVESTMENT
                                                  COMPANY  or acting as a member
                                                  of any committee  duly elected
                                                  or appointed to examine, audit
                                                  or have  custody  of or access
                                                  to PROPERTY  of AN  INVESTMENT
                                                  COMPANY.

                                                  The term EMPLOYEE  shall not
                                                  include any partner, officer
                                                  or employee of a transfer
                                                  agent, shareholder accounting
                                                  recordkeeper or administrator:

                                        a.        which  is not  an  "affiliated
                                                  person" (as defined in Section
                                                  2(a)   of  a  the   Investment
                                                  Company  Act  of  1940)  of an
                                                  INVESTMENT  COMPANY  or of the
                                                  investment      advisor     or
                                                  underwriter  (distributor)  of
                                                  such INVESTMENT COMPANY, or

                                        b.        which is a "bank" (as  defined
                                                  in   Section   2(a)   of   the
                                                  Investment   Company   Act  of
                                                  1940).

                                        This Bond does not  afford  coverage  in
                                        favor of the employers of persons as set
                                        forth in e. (4), (5) and (8) above,  and
                                        upon  payment  to  the  ASSURED  by  the
                                        COMPANY resulting  directly from LARCENY
                                        OR EMBEZZLEMENT  committed by any of the
                                        partners,  officers or employees of such
                                        employers,  whether  acting  alone or in
                                        collusion with others,  an assignment of
                                        such of the ASSURED'S  rights and causes
                                        of  action as it may have  against  such
                                        employers  by  reason  of  such  acts so
                                        committed  shall,  to the extent of such
                                        payment,  be given by the ASSURED to the
                                        COMPANY,  and the ASSURED  shall execute
                                        all
                                        papers   necessary   to  secure  to  the
                                        COMPANY the rights provided for herein.

                                        Each employer of persons as set forth in
                                        e.(4),   (5)  and  (8)   above  and  the
                                        partners,  officers and other  employees
                                        of such employers shall  collectively be
                                        deemed  to be one  person  for  all  the
                                        purposes   of  this   Bond;   excepting,
                                        however,  the fifth paragraph of Section
                                        13.

                                        Independent contractors not specified in e.(4), (5) or (8) above, intermediaries, agents, brokers or other representatives of the same general character shall not be considered EMPLOYEES.


CONDITIONS AND
LIMITATIONS


DEFINITIONS                   f.        FORGERY means the signing of the name of
(CONTINUED)                             another natural person with the intent
                                        to deceive but does not mean a signature which consists in whole or in part of one's own name, with or without authority, in any capacity for any purpose.

                              g. INVESTMENT COMPANY means any investment company registered under the Investment Company Act of 1940 and listed under the NAME OF ASSURED on the DECLARATIONS.


                              h. ITEMS OF DEPOSIT means one or more checks or drafts drawn upon a financial institution in the United States of America.


                              i. LARCENY OR EMBEZZLEMENT means larceny or embezzlement as defined in Section 37 of the Investment Company Act of 1940.


                              j. PROPERTY means money, revenue and other stamps; securities; including any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of deposit, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, preorganization certificate or
                                        subscription,     transferable    share,
                                        investment   contract,    voting   trust
                                        certificate,  certificate of deposit for
                                        a   security,    fractional    undivided
                                        interest in oil,  gas, or other  mineral
                                        rights,   any  interest  or  instruments
                                        commonly  known as a security  under the
                                        Investment  Company  Act  of  1940,  any
                                        other   certificate   of   interest   or
                                        participation  in,  temporary or interim
                                        certificate for, receipt for,  guarantee
                                        of, or warrant or right to  subscribe to
                                        or purchase any of the foregoing;  bills
                                        of   exchange;   acceptances;    checks;
                                        withdrawal    orders;    money   orders;
                                        travelers'  letters of credit;  bills of
                                        lading;  abstracts  of title;  insurance
                                        policies,   deeds,   mortgages  on  real
                                        estate    and/or   upon   chattels   and
                                        interests
                                        therein;  assignments of such policies,
                                        deeds  or  mortgages;   other valuable
                                        papers,   including  books  of accounts
                                        and other  records used by the ASSURED
                                        in the  conduct of its  business (but
                                        excluding  all   electronic   data
                                        processing  records);   and,  all  other
                                        instruments similar to or in the nature of the foregoing in which the ASSURED acquired an interest at the time of the ASSURED'S consolidation or merger with, or purchase of the principal assets of, a predecessor or which are held by the ASSURED for any purpose or in any capacity and whether so held gratuitously or not and whether or not the ASSURED is liable therefor.

                              k. RELATIVE means the spouse of an EMPLOYEE or partner of the ASSURED and any unmarried child supported wholly by, or living in the home of, such EMPLOYEE or partner and being related to them by blood, marriage or legal guardianship.

                              l. SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS means original (including original counterparts) negotiable or non-negotiable instruments, or assignments  thereof,  which  in  and of
                                        themselves    represent   an   equitable
                                        interest,  ownership,  or debt and which
                                        are in the  ordinary  course of business
                                        transferable   by   delivery   of   such
                                        instruments     with    any    necessary
                                        endorsements or assignments.


CONDITIONS AND
LIMITATIONS


DEFINITIONS                   m.        SUBSIDIARY means any organization that,
(CONTINUED)                             at the inception date of this Bond, is
                                        named in the APPLICATION or is created
                                        during the BOND PERIOD and of which more than fifty percent (50%) of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled by the ASSURED either directly or through one or more of its subsidiaries.

                              n. TRANSPORTATION COMPANY means any organization which provides its own or its leased vehicles for transportation or which provides freight forwarding or air express services.

                              o. VOICE INITIATED ELECTION means any election concerning dividend options available to INVESTMENT COMPANY shareholders or subscribers which is requested by voice over the telephone.

                              p. VOICE INITIATED REDEMPTION means any redemption of shares issued by an INVESTMENT COMPANY which is requested by voice over the telephone.

                              q.        VOICE     INITIATED    FUNDS    TRANSFER
                                        INSTRUCTION  means any  VOICE  INITIATED
                                        REDEMPTION or VOICE INITIATED ELECTION.


                              For the purposes of these definitions, the singular includes the plural and the plural includes the singular, unless otherwise indicated.



GENERAL EXCLUSIONS -           2. THIS BOND DOES NOT DIRECTLY OR INDIRECTLY
APPLICABLE TO ALL INSURING        COVER:
CLAUSES                        a.       loss not reported to the COMPANY in
                                        writing within sixty (60) days after
                                        termination of this Bond as an entirety;

                               b. loss due to riot or civil commotion outside the United States of America and Canada, or any loss due to military, naval or usurped power, war or insurrection. This Section 2.b., however, shall not apply to loss which occurs in transit in the circumstances recited in INSURING CLAUSE 3., provided that when such transit was initiated there was no knowledge on the part of any person acting for the ASSURED of such riot, civil commotion, military, naval or usurped power, war or insurrection;

                              c.        loss   resulting  from  the  effects  of
                                        nuclear    fission    or    fusion    or
                                        radioactivity;

                              d. loss of potential income including, but not limited to, interest and dividends not realized by the ASSURED or by any customer of the ASSURED;

                              e.        damages   of  any  type  for  which  the
                                        ASSURED   is  legally   liable,   except
                                        compensatory damages, but not multiples thereof, arising from a loss covered under this Bond;

                              f. costs, fees and expenses incurred by the ASSURED in establishing the existence of or amount of loss under this Bond,
                                        except  to  the  extent   covered  under
                                        INSURING CLAUSE 11.;

                              g.        loss    resulting   from   indirect   or
                                        consequential loss of any nature;


CONDITIONS AND
LIMITATIONS


GENERAL EXCLUSIONS -          h.        loss resulting from dishonest acts by
APPLICABLE TO ALL                       any member of the Board of Directors
INSURING CLAUSES                        or Board of Trustees of the ASSURED who
(CONTINUED)                             is not an EMPLOYEE, acting alone or in
                                        collusion with others;

                              i.        loss,   or  that   part  of  any   loss,
                                        resulting solely from any violation by the ASSURED or by any EMPLOYEE:

                                        (1)   of any law regulating:

                                              a.  the issuance, purchase or sale
                                                  of securities,

                                              b.  securities transactions on
                                                  security or commodity
                                                  exchanges or
                                                  the over the counter market,

                                              c.  investment companies,

                                              d.  investment advisors, or

                                        (2)   of any rule or regulation made
                                              pursuant to any such law; or

                              j.        loss   of   confidential information,
                                        material or data;

                              k. loss resulting from voice requests or instructions received over the telephone, provided however, this
                                        Section 2.k. shall not apply to INSURING
                                        CLAUSE 7. or 9.

SPECIFIC EXCLUSIONS -         3.  THIS BOND DOES NOT DIRECTLY OR INDIRECTLY
APPLICABLE TO ALL INSURING        COVER:
CLAUSES EXCEPT INSURING
CLAUSE 1.

                              a. loss caused by an EMPLOYEE, provided, however, this Section 3.a. shall not apply  to loss  covered  under  INSURING
                                        CLAUSE 2. or 3. which  results  directly
                                        from      misplacement,       mysterious
                                        unexplainable disappearance, or damage or destruction of PROPERTY;

                              b. loss through the surrender of property away from premises of the ASSURED as a result of a threat:

                                        (1)       to  do  bodily   harm  to  any
                                                  natural person, except loss of
                                                  PROPERTY  in  transit  in  the
                                                  custody of any  person  acting
                                                  as  messenger  of the ASSURED,
                                                  provided    that   when   such
                                                  transit  was  initiated  there
                                                  was   no   knowledge   by  the
                                                  ASSURED  of any  such  threat,
                                                  and provided further that this
                                                  Section  3.b.  shall not apply
                                                  to INSURING CLAUSE 7., or

                                        (2)       to do damage  to the  premises
                                                  or PROPERTY of the ASSURED;

                              c. loss resulting from payments made or withdrawals from any account involving erroneous credits to such account;

                              d. loss involving ITEMS OF DEPOSIT which are not finally paid for any reason provided however, that this Section 3.d. shall not apply to INSURING CLAUSE 10.;

                              e.        loss of property while in the mail;


CONDITIONS AND
LIMITATIONS



SPECIFIC EXCLUSIONS -         f.        loss  resulting from the failure for any
APPLICABLE TO ALL INSURING              reason  of  a  financial  or  depository
CLAUSES EXCEPT INSURING                 institution,   its   receiver  or  other
CLAUSE 1.                               liquidator   to  pay or deliver funds or
(CONTINUED)                             other PROPERTY  to  the ASSURED provided
                                        further that this Section 3.f. shall not
                                        apply  to  loss  of  PROPERTY  resulting
                                        directly    from    robbery,   burglary,
                                        misplacement, mysterious unexplainable disappearance, damage, destruction or removal from the possession, custody or control of the ASSURED.

                              g. loss of PROPERTY while in the custody of a TRANSPORTATION COMPANY, provided however, that this Section 3.g. shall not apply to INSURING CLAUSE 3.;

                              h. loss resulting from entries or changes made by a natural person with authorized access to a COMPUTER SYSTEM who acts in good faith on instructions, unless such instructions are given to that person by a software contractor or its partner, officer, or employee authorized by the ASSURED to design, develop, prepare, supply, service, write or implement
                                        programs  for  the  ASSURED's   COMPUTER
                                        SYSTEM; or


                              i loss resulting directly or indirectly from the input of data into a COMPUTER SYSTEM terminal, either on the premises of the customer of the ASSURED or under the control of such a customer, by a customer or other person who had authorized access to the customer's authentication mechanism.


SPECIFIC EXCLUSIONS -         4.  THIS BOND DOES NOT DIRECTLY OR INDIRECTLY
APPLICABLE TO ALL INSURING        COVER:
CLAUSES EXCEPT INSURING             a. loss resulting from the complete or
CLAUSES 1., 4., AND 5.                 partial non-payment of or default on
                                       any loan whether such loan was procured
                                       in good faith or through trick, artifice, fraud or false pretenses; provided, however, this Section 4.a. shall not apply to INSURING CLAUSE 8.;

                                    b. loss resulting from forgery or any
                                       alteration;

                                    c. loss involving a counterfeit provided,
                                       however, this Section 4.c. shall  not
                                       apply to INSURING CLAUSE 5. or 6.

LIMIT OF LIABILITY/NON-       5.  At all times prior to termination of this
REDUCTION AND NON-                Bond, this Bond shall continue in force for
ACCUMULATION OF LIABILITY         the limit stated in the applicable sections
                                  of ITEM 2. of the DECLARATIONS,
                                  notwithstanding any previous loss for which the COMPANY may have paid or be liable to pay under this Bond provided, however, that the liability of the COMPANY under this Bond with respect to all loss resulting from:

                                        a.        any  one   act  of   burglary,
                                                  robbery or hold-up, or attempt
                                                  thereat,   in   which       no
                                                  EMPLOYEE   is   concerned   or
                                                  implicated, or

                                        b.        any   one   unintentional   or
                                                  negligent  act on the  part of
                                                  any one  person  resulting  in
                                                  damage  to or  destruction  or
                                                  misplacement of PROPERTY, or

                                        c.        all  acts,  other  than  those
                                                  specified in a. above,  of any
                                                  one person, or

CONDITIONS AND
LIMITATIONS

LIMIT OF LIABILITY/NON-                 d.        any one casualty or event
REDUCTION AND NON-                                other than those specified in
ACCUMULATION OF LIABILITY                         a., b., or c. above shall be
(CONTINUED)                                       deemed to be one loss and
                                                  shall be limited to the
                                                  applicable LIMIT OF LIABILITY
                                                  stated in ITEM 2. of the
                                                  DECLARATIONS of this Bond
                                                  irrespective of the total
                                                  amount of such loss or losses
                                                  and shall not be cumulative in
                                                  amounts from year to year or
                                                  from period to period.

                                                  All acts, as specified in c.
                                                  above, of any one person which

                                                  i. directly or indirectly aid
                                                     in any way wrongful acts of
                                                     any other person or
                                                     persons, or

                                                 ii. permit the continuation of
                                                     wrongful acts of any other
                                                     person or persons


                                                 whether such acts are committed
                                                 with or without the  knowledge
                                                 of the  wrongful acts of the
                                                 person so aided, and whether
                                                 such acts are committed  with
                                                 or without the  intent  to aid
                                                 such  other  person, shall be
                                                 deemed to be one loss with the
                                                 wrongful acts of all persons so
                                                 aided.

DISCOVERY                     6.   This Bond applies only to loss first
                                   discovered by an officer of the ASSURED
                                   during the BOND PERIOD. Discovery occurs at the earlier of an officer of the ASSURED being aware of:

                                        a.        facts  which may  subsequently
                                                  result  in a  loss  of a  type
                                                  covered by this  Bond, or

                                        b.        an actual or  potential  claim
                                                  in  which it is  alleged  that
                                                  the ASSURED is  liable
                                                  to a third party,

                                   regardless  of  when  the  act  or  acts
                                   causing  or  contributing  to such  loss
                                   occurred, even though the amount of loss
                                   does   not   exceed    the    applicable
                                   DEDUCTIBLE AMOUNT, or the exact amount or details of loss may not then be known.


NOTICE TO COMPANY -             7. a.   The ASSURED shall give the COMPANY
PROOF - LEGAL PROCEEDINGS               notice thereof at the earliest
AGAINST COMPANY                         practicable moment, not to exceed sixty
                                        (60) days after discovery of loss, in an amount that is in excess of 50% of the applicable DEDUCTIBLE AMOUNT, as stated in ITEM 2. of the DECLARATIONS.

                                   b. The ASSURED shall furnish to the COMPANY proof of loss, duly sworn to, with full particulars within six (6) months after such discovery.

                                   c.   Securities  listed  in a proof of loss
                                        shall be identified by certificate or
                                        bond numbers, if issued with them.

                                   d.   Legal   proceedings   for  the recovery
                                        of  any  loss  under this Bond shall
                                        not be brought prior to the expiration
                                        of sixty (60) days after the proof of
                                        loss is filed with the COMPANY or after
                                        the expiration of twenty-four (24)
                                        months from
                                        the discovery of such loss.

                                   e.   This  Bond  affords   coverage
                                        only in favor of the  ASSURED.
                                        No claim, suit, action or legal
                                        proceedings shall be brought under this
                                        Bond by anyone other than the ASSURED.

CONDITIONS AND
LIMITATIONS



NOTICE TO COMPANY -                f.   Proof of loss involving VOICE INITIATED
PROOF - LEGAL PROCEEDINGS               FUNDS TRANSFER INSTRUCTION shall
AGAINST COMPANY                         include electronic recordings of such
(CONTINUED)                             instructions.


DEDUCTIBLE AMOUNT               8. The COMPANY shall not be liable under any
                                   INSURING CLAUSES of this Bond on account of loss unless the amount of such loss, after deducting the net amount of all reimbursement and/or recovery obtained or made by the ASSURED, other than from any Bond or policy of insurance issued by an insurance company and covering such loss, or by the COMPANY on account thereof prior to payment by the COMPANY of such loss, shall exceed the DEDUCTIBLE AMOUNT set forth in ITEM 3. of the DECLARATIONS, and then for such excess only, but in no event for more than the applicable LIMITS OF LIABILITY stated in ITEM 2. of the DECLARATIONS.


                                   There shall be no deductible applicable to any loss under INSURING CLAUSE 1. sustained by any INVESTMENT COMPANY.



VALUATION                       9. BOOKS OF ACCOUNT OR OTHER RECORDS
                                   The  value  of  any  loss  of   PROPERTY
                                   consisting of books of account or other records used by the ASSURED in the conduct of its business shall be the amount paid by the ASSURED for blank books, blank pages, or other materials which replace the lost books of account or other records, plus the cost of labor paid by the ASSURED for the actual transcription or copying of data to reproduce such books of account or other records.


                                    The value of any loss of PROPERTY  other
                                    than books of  account or other  records
                                    used by the  ASSURED  in the  conduct of
                                    its business,  for which a claim is made
                                    shall  be   determined  by  the  average
                                    market  value  of such  PROPERTY  on the
                                    business   day   immediately   preceding
                                    discovery   of   such   loss   provided,
                                    however,  that the value of any PROPERTY
                                    replaced by the ASSURED with the consent
                                    of  the   COMPANY   and   prior  to  the
                                    settlement   of  any   claim   for  such
                                    PROPERTY  shall  be  the
                                    actual  market value at the time of
                                    replacement.

                                    In  the  case  of  a  loss  of   interim
                                    certificates,  warrants, rights or other
                                    securities,  the  production of which is
                                    necessary    to    the    exercise    of
                                    subscription,  conversion, redemption or
                                    deposit  privileges,  the  value of them
                                    shall  be  the  market   value  of  such
                                    privileges  immediately  preceding their
                                    expiration   if   said   loss   is   not
                                    discovered until after their expiration.
                                    If no market  price is  quoted  for such
                                    PROPERTY  or for  such  privileges,  the
                                    value   shall  be  fixed  by   agreement
                                    between the parties.


                                    OTHER PROPERTY


                                    The value of any loss of PROPERTY, other
                                    than  as  stated  above,  shall  be  the
                                    actual   cash   value  or  the  cost  of
                                    repairing or replacing such PROPERTY with PROPERTY of like quality and value, whichever is less.


CONDITIONS AND
LIMITATIONS
(CONTINUED)



SECURITIES SETTLEMENT          10. In the event of a loss of securities covered
                                   under this Bond, the COMPANY may, at its sole discretion, purchase replacement securities, tender the value of the securities in money, or issue its indemnity to effect replacement securities.


                                   The indemnity required from the ASSURED under the terms of this Section against all loss, cost or expense arising from the replacement of securities by the COMPANY'S indemnity shall be:

                                   a.        for securities  having a value
                                             less  than  or  equal  to  the
                                             applicable DEDUCTIBLE AMOUNT -
                                             one hundred (100%) percent;

                                   b.        for securities  having a value
                                             in  excess  of the  DEDUCTIBLE
                                             AMOUNT    but    within    the
                                             applicable  LIMIT OF LIABILITY
                                             -  the  percentage   that  the
                                             DEDUCTIBLE AMOUNT bears to the
                                             value of the securities;

                                  c.         for securities  having a value
                                             greater  than  the  applicable
                                             LIMIT     OF     LIABILITY-the
                                             percentage that the DEDUCTIBLE
                                             AMOUNT  and  portion in excess
                                             of  the  applicable  LIMIT  OF
                                             LIABILITY  bears to the  value
                                             of the securities.

                                   The value referred to in Section 10.a., b., and c. is the value in accordance with Section 9, VALUATION, regardless of the value of such securities at the time the loss under the COMPANY'S indemnity is sustained.

                                   The COMPANY is not required to issue its indemnity for any portion of a loss of securities which is not covered by this Bond; however, the COMPANY may do so as a courtesy to the ASSURED and at its sole discretion.

                                   The ASSURED shall pay the  proportion of
                                   the  Company's  premium  charge  for the
                                   Company's  indemnity  as  set  forth  in
                                   Section 10.a.,  b., and c. No portion of
                                   the LIMIT OF LIABILITY  shall be used as
                                   payment  of  premium  for any  indemnity
                                   purchased   by  the  ASSURED  to  obtain
                                   replacement securities.


SUBROGATION - ASSIGNMENT   11.     In the event of a payment under this Bond,
- RECOVERY                         the COMPANY shall be subrogated to all of the
                                   ASSURED'S rights of recovery against any person or entity to the extent of such payment. On request, the ASSURED shall deliver to the COMPANY an assignment of the ASSURED'S rights, title and interest and causes of action against any person or entity to the extent of such payment.

                                   Recoveries, whether effected by the COMPANY or by the ASSURED, shall be applied net of the expense of such recovery in the following order:


                                   a.        first, to the  satisfaction of
                                             the ASSURED'S loss which would
                                             otherwise  have been paid but for
                                             the fact that it is in excess of
                                             the applicable LIMIT OF LIABILITY,

                                   b.        second,   to  the  COMPANY  in
                                             satisfaction  of amounts  paid
                                             in settlement of the ASSURED'S
                                             claim,

                                   c.        third,   to  the   ASSURED  in
                                             satisfaction of the applicable
                                             DEDUCTIBLE AMOUNT, and


CONDITIONS AND
LIMITATIONS



SUBROGATION - ASSIGNMENT -         d.        fourth, to the ASSURED in
RECOVERY                                     satisfaction of any loss suffered
(CONTINUED)                                  by the ASSURED which was not
                                             covered under this Bond.
                                             Recovery from reinsurance or
                                             indemnity of the COMPANY shall not
                                             be deemed a recovery under this
                                             section.



COOPERATION OF ASSURED     12.   At the COMPANY'S request and at reasonable
                                 times and places designated by the COMPANY, the ASSURED shall:

                                   a.        submit to  examination  by the
                                             COMPANY and  subscribe  to the
                                             same under oath,

                                   b.        produce   for  the   COMPANY'S
                                             examination    all   pertinent
                                             records, and

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                                                                Page 21 of 35

                                   c.        cooperate  with the COMPANY in
                                             all matters  pertaining to the
                                             loss.

                                   The ASSURED shall execute all papers and render assistance to secure to the COMPANY the rights and causes of action provided for under this Bond. The
                                   ASSURED shall do nothing after loss to
                                   prejudice such rights or causes of action.

TERMINATION                13.     If the Bond is for a sole ASSURED, it shall
                                   not be terminated unless written notice shall have been given by the acting party to the affected party and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                                   If the Bond is for a joint ASSURED, it shall not be terminated unless written notice shall have been given by the acting party to the affected party, and by the COMPANY to all ASSURED INVESTMENT COMPANIES and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                                   This Bond will terminate as to any one
                                   ASSURED, other than an INVESTMENT COMPANY:

                                   a.        immediately on the taking over
                                             of such  ASSURED by a receiver
                                             or  other   liquidator  or  by
                                             State or Federal officials, or

                                   b.        immediately on the filing of
                                             a petition  under any State or
                                             Federal   statute  relative to
                                             bankruptcy  or  reorganization
                                             of the ASSURED,  or assignment
                                             for the  benefit of  creditors
                                             of the ASSURED, or

                                   c.        immediately  upon such ASSURED
                                             ceasing   to  exist,   whether
                                             through  merger  into  another
                                             entity,  disposition of all of
                                             its assets or otherwise.


                                   The  COMPANY  shall  refund the  unearned
                                   premium computed  at short  rates in
                                   accordance  with the standard   short  rate
                                   cancellation   tables  if terminated   by
                                   the   ASSURED   or  pro  rata  if
                                   terminated for any other reason.

CONDITIONS AND
LIMITATIONS



TERMINATION                        If any partner, director, trustee, or officer
(CONTINUED)                        or supervisory employee of an ASSURED not
                                   acting in collusion with an EMPLOYEE learns of any dishonest act committed by such EMPLOYEE at any time, whether in the employment of the ASSURED or otherwise, whether or not such act is of the type covered under this

                                   Bond, and whether against the ASSURED or any other person or entity, the ASSURED:

                                        a.        shall immediately  remove such
                                                  EMPLOYEE  from a position that
                                                  would enable such  EMPLOYEE to
                                                  cause the  ASSURED to suffer a
                                                  loss covered by this Bond; and

                                        b.        within  forty-eight (48) hours
                                                  of  learning  that an EMPLOYEE
                                                  has  committed  any  dishonest
                                                  act, shall notify the COMPANY,
                                                  of  such  action  and  provide
                                                  full   particulars   of   such
                                                  dishonest act.

                                        The  COMPANY may  terminate  coverage as
                                        respects  any  EMPLOYEE  sixty (60) days
                                        after written notice is received by each
                                        ASSURED   INVESTMENT   COMPANY  and  the
                                        Securities   and  Exchange   Commission,
                                        Washington,   D.C.   of  its  desire  to
                                        terminate this Bond as to such EMPLOYEE.

OTHER INSURANCE                    14.  Coverage under this Bond shall apply
                                        only as excess over any valid and
                                        collectible insurance, indemnity or
                                        suretyship obtained by or on behalf of:

                                        a.        the ASSURED,

                                        b.        a TRANSPORTATION COMPANY, or


                                        c.        another    entity   on   whose
                                                  premises the loss  occurred or
                                                  which   employed   the  person
                                                  causing  the  loss or  engaged
                                                  the  messenger  conveying  the
                                                  PROPERTY involved.

CONFORMITY                          15. If any limitation within this Bond is
                                        prohibited by any law controlling this
                                        Bond's construction, such limitation
                                        shall be deemed to be amended so as to
                                        equal the minimum period of limitation
                                        provided by such law.


CHANGE OR MODIFICATION              16. This Bond or any instrument amending or
                                        affecting this Bond may not be changed
                                        or modified orally. No change in or
                                        modification of this Bond shall be
                                        effective except when made by written
                                        endorsement to this Bond signed by an
                                        authorized representative of the
                                        COMPANY.

                                        If this Bond is for a sole  ASSURED,  no
                                        change  or   modification   which  would
                                        adversely   affect  the  rights  of  the
                                        ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to the Securities and Exchange Commission, Washington, D.C., by the acting party.

CONDITIONS AND
LIMITATIONS



CHANGE OR MODIFICATION        If this Bond is for a joint ASSURED, no charge or
(CONTINUED)                   modification which would adversely affect the
                              rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to all insured INVESTMENT COMPANIES and to the Securities and Exchange Commission, Washington, D.C., by the COMPANY.

                                         FEDERAL INSURANCE COMPANY

                                         Endorsement No:     1Bond

                                         Bond Number:     81906702

NAME OF ASSURED: OLD MUTUAL (US) HOLDINGS INC.


NAME OF ASSURED ENDORSEMENT

It is agreed that the NAME OF ASSURED in the DECLARATIONS is amended to read as follows:

Old Mutual Absolute Return Fund, L.L.C.
Old Mutual Absolute Return Master Fund, L.L.C.
Old Mutual Absolute Return Institutional Fund, L.L.C.
Old Mutual Emerging Managers Fund, L.L.C.
Old Mutual Emerging Managers Master Fund, L.L.C.
Old Mutual Emerging Managers Institutional Fund, L.L.C.




This Endorsement applies to loss discovered after 12:01 a.m. on May 1, 2009.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date: June 1, 2009

Effective date of
this endorsement: May 1, 2009         FEDERAL INSURANCE COMPANY
                                      Endorsement No.: 2 Bond
                                      To be attached to and form a part of Bond
                                      Number:               81906702



Issued to: OLD MUTUAL (US) HOLDINGS INC.

              COMPLIANCE WITH APPLICABLE TRADE SANCTION LAWS RIDER

It is agreed that this insurance does not apply to the extent that trade or economic sanctions or other laws or regulations prohibit the coverage provided by this insurance.





ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date: June 1, 2009

                                                            ENDORSEMENT/RIDER

Effective date of
this endorsement/rider: May 1, 2009      FEDERAL INSURANCE COMPANY
                                         Endorsement/Rider No.          3Bond
                                         To be attached to and
                                         form a part of Bond No.      81906702



Issued to: OLD MUTUAL (US) HOLDINGS INC.

        DELETING VALUATION-OTHER PROPERTY AND AMENDING CHANGE OR MODIFICATION
                                  ENDORSEMENT

           In consideration of the premium charged, it is agreed that this Bond is amended as follows:

1. The paragraph titled Other Property in Section 9, Valuation, is deleted in its entirety.

2. The third paragraph in Section 16, Change or Modification, is deleted in its entirety and replaced with the following:
   If this Bond is for a joint ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty
   (60) days after written notice has been furnished to all insured INVESTMENT COMPANIES and the Securities and Exchange Commission, Washington, D.C., by the COMPANY.

        The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Bond shall remain unchanged.

                                         FEDERAL INSURANCE COMPANY

                                         Endorsement No:    4 Bond

                                         Bond Number:     81906702

NAME OF ASSURED: OLD MUTUAL (US) HOLDINGS INC.



                   TERMINATION-NONRENEWAL-NOTICE ENDORSEMENT

It is agreed that this Bond is amended as follows:

   1.   By adding to Section 13., Termination, the following:
        "Termination By The Company
        Bonds In Effect For More Than Sixty (60) Days
          If this Bond has been in effect for more than sixty (60) days, or, if this Bond is a renewal, the COMPANY may terminate by providing written notice of cancellation at least sixty (60) days before the effective date of termination for at least one of the following reasons:

             1.   Nonpayment of premium;
             2. Discovery of fraud or material misrepresentation in obtaining this Bond or in the presentation of a claim thereunder;
             3. Discovery of willful or reckless acts or omissions or violation of any provision of this Bond on the part of the ASSURED which substantially and materially increases any hazard insured against, and which occurred subsequent to the inception of the current BOND PERIOD;
             4. Conviction of the ASSURED of a crime arising out of acts increasing the hazard insured against;
             5. Material change in the risk which increases the risk of loss after insurance coverage has been issued or renewed, except to the extent that the COMPANY should reasonably have foreseen the change, or contemplated the risk when the contract was written;
             6. Determination by the Commissioner that the continuation of the Bond would jeopardize a COMPANY'S solvency or would place the COMPANY in violation of the insurance laws of any state;
             7. Determination by the Commissioner that continuation of the present premium volume of the COMPANY would jeopardize the COMPANY'S policyholders, creditors or the public;
             8.   Such other reasons that are approved by the Commissioner;
             9. Determination by the Commissioner that the COMPANY no longer has adequate reinsurance to meet the ASSUREDS needs;
            10. Substantial breaches of contractual duties, conditions or warranties; or
            11. Unfavorable underwriting facts, specific to the ASSURED, existing that were not present at the inception of the Bond.



Bonds In Effect Sixty (60) Days Or Less
If this Bond has been in effect for sixty (60) days or less, and it is not a renewal Bond, the COMPANY may terminate for any reason by providing written notice of termination at least sixty (60) days before the effective date of termination.
Notice Of Termination
Notice of termination under this Section shall be mailed or delivered, by certified mail, return receipt provided by the United States Postal Service, to the ASSURED and to the authorized agent or broker, if any, at least sixty (60) days prior to the effective date of cancellation at the address shown on the DECLARATIONS of this Bond.
If this Bond is cancelled for nonpayment of premium, the COMPANY will mail or deliver, by certified mail, return receipt provided by the United States Postal Service, a written notice at least thirty (30) days before the effective date of cancellation. The cancellation notice shall contain information regarding the amount of premium due and the due date, and shall state the effect of nonpayment by the due date. Cancellation shall not be effective if payment of the amount due is made prior to the effective date of cancellation.
All notice of cancellation shall state the reason(s) for cancellation.
There is no liability on the part of, and no cause of action of any nature shall arise against, the COMPANY, its authorized representatives, its employees, or any firm, person or corporation furnishing to the COMPANY, information relating to the reasons for cancellation or nonrenewal, for any statement made by them in complying or enabling the COMPANY to comply with this Section, for the provision of information pertaining thereto, or for statements made or evidence submitted at any hearings conducted in connection therewith, if such information was provided in good faith and without malice.
Notice Of Nonrenewal
If the COMPANY elects not to renew this Bond, the COMPANY shall mail or deliver written notice, by certified mail, return receipt, provided by the United States Postal Service, to the ASSURED, at his last known address, at least sixty (60) days before the expiration date or before the anniversary date, if this Bond has been written for a term of more than one (1) year. Such notice shall also be mailed to the ASSURED'S agent or broker, if any.
Such notice shall contain all of the following:
a. Bond Number:
b. Date of Notice;
c. Reason for  Cancellation;
d. Expiration Date of the Bond;
e. Effective Date and Hour of Cancellation.

Notice of nonrenewal shall not be required if the COMPANY or a COMPANY within the same insurance group has offered to issue a renewal Bond, the ASSURED has obtained replacement coverage or has agreed in writing to obtain replacement coverage, the ASSURED has requested or agreed to nonrenewal, or the Bond is expressly designated as nonrenewable.


        Return Premium Calculations


        Any unearned premiums which have been paid by the ASSURED shall be refunded to the ASSURED on a pro rata basis if terminated by the COMPANY or the ASSURED. The unearned premiums shall be refunded to the ASSURED within forty-five (45) days of receipt of the request for cancellation or the effective date of cancellation, whichever is later.


        Conditional Renewal
        If the COMPANY offers or purports to renew the Bond, but on less favorable terms or at higher rates, the new terms or higher premiums may take effect on the renewal date, if the COMPANY mails or delivers by certified mail, return receipt provided by the United States Postal Service, to the ASSURED, notice of the new terms or premiums at least sixty (60) days prior to the renewal date. If the COMPANY notifies the ASSURED within sixty (60) days prior to the renewal date, the new terms or premiums do not take effect until sixty (60) days after the notice is mailed or delivered, in which case, the ASSURED may elect to cancel the renewal Bond within the sixty (60) day period. If the COMPANY does not notify the ASSURED of the new terms or premiums, the COMPANY shall continue the Bond at the expiring terms and premiums until notice is given or until the effective date of replacement coverage is obtained by the ASSURED, whichever occurs first.


   2.   It is further understood and agreed that for the purposes of
        Section 13., Termination, any occurrence listed in this Section shall be considered to be a request by the ASSURED to immediately terminate this Bond.





This Endorsement applies to loss discovered after 12:01 a.m. on May 1, 2009.





ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date: June 1, 2009

                                         FEDERAL INSURANCE COMPANY

                                         Endorsement No.:    5Bond

                                         Bond Number:     81906702


NAME OF ASSURED: OLD MUTUAL (US) HOLDINGS INC.

                        NON-REGISTERED FUNDS ENDORSEMENT

It is agreed that this Bond is amended by deleting in its entirety from Section 1., Definitions, the definition of INVESTMENT COMPANY and substituting the following:

g. INVESTMENT COMPANY means any investment company listed under the NAME OF ASSURED on the DECLARATIONS.


This Endorsement applies to loss discovered after 12:01 a.m. on May 1, 2009.


ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date: June 1, 2009

                               IMPORTANT NOTICE:




THE SEC REQUIRES PROOF OF YOUR FIDELITY INSURANCE POLICY


Your company is now required to file an electronic copy of your fidelity insurance coverage (Chubb's ICAP Bond policy) to the Securities and Exchange Commission (SEC), according to rules adopted by the SEC on June 12, 2006.


Chubb is in the process of providing your agent/broker with an electronic copy of your insurance policy as well as instructions on how to submit this proof of fidelity insurance coverage to the SEC. You can expect to receive this information from your agent/broker shortly.


The electronic copy of your policy is provided by Chubb solely as a convenience and does not affect the terms and conditions of coverage as set forth in the paper policy you receive by mail.
The terms and conditions of the policy mailed to you, which are the same as those set forth in the electronic copy, constitute the entire agreement between your company and Chubb.


If you have any questions, please contact your agent or broker.

                       IMPORTANT NOTICE TO POLICYHOLDERS




All of the members of the Chubb Group of Insurance  companies  doing business in
the United  States  (hereinafter "Chubb")  distribute  their products   through
licensed insurance brokers and agents ("producers"). Detailed information regarding the types of compensation paid by Chubb to producers on US insurance transactions is available under the Producer Compensation link located at the bottom of the page at www.chubb.com, or by calling 1-866-588-9478. Additional information may be available from your producer.


          Thank you for choosing Chubb.

                                  POLICYHOLDER
                              DISCLOSURE NOTICE OF
                          TERRORISM INSURANCE COVERAGE
             (FOR POLICIES WITH NO TERRORISM EXCLUSION OR SUBLIMIT)
You are hereby notified that, under the Terrorism Risk Insurance Act (the "Act"), effective December 26, 2007, this policy makes available to you insurance for losses arising out of certain acts of terrorism. Terrorism is defined as any act certified by the Secretary of the Treasury, in concurrence with the Secretary of State and the Attorney General of the United States, to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of an air carrier or vessel or the premises of a United States Mission; and to have been committed by an individual or individuals as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

You should know that the insurance provided by your policy for losses caused by acts of terrorism is partially reimbursed by the United States under the formula set forth in the Act. Under this formula, the United States pays 85% of covered terrorism losses that exceed the statutorily established deductible to be paid by the insurance company providing the coverage.

However, if aggregate insured losses attributable to terrorist acts certified under the Act exceed $100 billion in a Program Year (January 1 through December
31), the Treasury shall not make any payment for any portion of the amount of such losses that exceeds $100 billion.

If aggregate insured losses attributable to terrorist acts certified under the Act exceed $100 billion in a Program Year (January 1 through December 31) and we have met our insurer deductible under the Act, we shall not be liable for the payment of any portion of the amount of such losses that exceeds $100 billion, and in such case insured losses up to that amount are subject to pro rata allocation in accordance with procedures established by the Secretary of the Treasury.

The portion of your policy's annual premium that is attributable to insurance for such acts of terrorism is: $ -0-.

If you have any questions about this notice, please contact your agent or broker.